Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    In connection with the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2004 (the “Report”) of SE Financial Corp. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Frank S. DePaolo, President and Chief Executive Officer, and Joseph Sidebotham, Executive Vice President, Chief Financial Officer and Controller (Principal Financial & Accounting Officer), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2004	__________________________
Frank S. DePaolo
President and CEO
(Principal Executive Officer)

Date: September 10, 2004	__________________________
Joseph Sidebotham
Executive Vice President, Chief Financial
Officer and Controller
(Principal Financial & Accounting Officer)